Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800-618-BANK
www.unitybank.com
NewsNewsNewsNewsNews

For Immediate Release:

July 25, 2016
News Media & Financial Analyst Contact:
Alan J. Bedner, EVP
Chief Financial Officer
(908) 713-4308

Unity Bancorp Reports 16% Increase in Quarterly Net Income

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported increased quarterly and year-to-date earnings.   Major contributing factors included strong loan growth, expanded net interest margin, increased levels of noninterest income and expense control.

Net income was $2.8 million, or $0.33 per diluted share, for the three months ended June 30, 2016, a 16.3% increase compared to net income of $2.4 million, or $0.28 per diluted share, for the same period a year ago. Return on average assets and average common equity for the quarter were 1.03% and 13.59%, respectively, compared to 1.01% and 13.35% for the same period a year ago.

Year-to-date net income was $7.0 million, or $0.82 per diluted share, for the six months ended June 30, 2016, a 61.0% increase compared to net income of $4.4 million, or $0.51 per diluted share, for the same period a year ago. Return on average assets and average common equity for the period were 1.28% and 17.25%, respectively, compared to 0.92% and 12.23% for the same period a year ago.

During the first quarter, the Company repurchased $5.2 million of its outstanding subordinated debentures at a price of $0.5475 per dollar, thus reducing its outstanding subordinated debt to $10.3 million. The repurchase resulted in a nonrecurring pre-tax gain of approximately $2.26 million. Net income, excluding the nonrecurring gain on the repurchased subordinated debentures, was $5.6 million, or $0.65 per diluted share, for the six months ended June 30, 2016, compared to net income of $4.4 million, or $0.51 per diluted share, for the same period a year ago. Return on average assets and average common equity for the six months ended June 30, 2016 would have been 1.01% and 13.63%, respectively, compared to 0.92% and 12.23% for the same period a year ago.

Management believes excluding the nonrecurring gain from year-to-date net income and reporting it in a format which is not in compliance with generally accepted accounting principles (“non-GAAP”) is beneficial to the reader and provides better comparability of the Company’s performance over both periods.

Second quarter highlights also included:

•	Announced plans to open our 17th branch location in Emerson, New Jersey.

•	Total loans increased 11.4% compared to June 30, 2015.

•	Total deposits increased 11.9% and noninterest-bearing demand deposits grew 19.8% since June 30, 2015.

•	Net interest income increased 11.6% compared to the prior year’s quarter due to strong loan growth.

•	Net interest margin increased to 3.61% this quarter compared to 3.48% in the prior quarter due to a reduced Fed Funds balance.

•	Credit quality continues to improve. Nonperforming loans fell 26.0% from June 30, 2015.

Mr. James A. Hughes, President and CEO, commented on this quarter’s performance, stating “During the second quarter we continued to execute on our plan and delivered another quarter of strong financial results.  We continue to build a platform for future growth and profitability.  That platform consists of high quality professionals that reach out to every small business in our footprint and sell our personalized banking services.  It is our culture of service that brings results.”

Net Interest Income

Net interest income, our core driver of earnings, increased $973 thousand to $9.3 million for the quarter ended June 30, 2016 compared to the prior year’s period, while year-to-date, net interest income increased $1.9 million to $18.3 million. This increase was the result of strong commercial, residential mortgage and consumer loan growth over the past year. Quarterly average commercial loans increased $52.2 million, average residential mortgage loans have increased $20.8 million and consumer loans increased $14.9 million compared to the second quarter in 2015.

The cost of interest-bearing liabilities equaled 1.05% for the quarterly and year-to-date periods. While the quarterly cost of deposits increased 12 basis points to 0.82%, the cost of borrowed funds and subordinated debentures decreased 82 basis points compared to the prior year due to the modification of borrowings with the Federal Home Loan Bank (“FHLB”) over the past year. The increase in the cost of deposits was primarily driven by the intentional growth of five year time deposits and a promotional savings product.

The net interest margin was 3.61% for the quarter-ended June 30, 2016, an increase of 13 basis points from the quarter-ended March 31, 2016. The increase in the net interest margin for the quarter was due to lower yielding fed funds being deployed in the loan portfolio and the restructuring of our FHLB borrowing.

Provision for Loan Losses

The provision for loan losses was $400 thousand for the three months ended June 30, 2016 and $600 thousand for the six months ended June 30, 2016. In the prior year’s periods, there was no loan loss provision during the quarter ended June 30, 2015 and a $200 thousand loan loss provision for the six months ended June 30, 2015. The increase in the quarterly and year-to-date provision for 2016 versus 2015 was due to higher net charge-offs in each period. Net charge-offs were $276 thousand for the quarter and $601 thousand year-to-date at June 30, 2016, compared to net recoveries of $223 thousand and net charge-offs of $347 thousand for the quarter and year-to-date periods ended June 30, 2015.

Noninterest Income

Noninterest income increased $341 thousand to $2.2 million for the three months ended June 30, 2016, compared to the same period last year. Quarterly noninterest income increased due to gains on the sale of Small Business Administration (SBA) loans. Year-to-date, noninterest income increased $716 thousand to $4.3 million due to SBA and mortgage loan gains on sale along with security gains.

SBA loan sales during the second quarter of 2016 totaled $7.2 million with a net gain of $637 thousand. There were no sales during the prior year’s quarter. Year-to-date, SBA loan sales totaled $10.6 million in 2016 and $3.5 million in 2015 with net gains on sale of $945 thousand and $363 thousand, respectively.

During the quarter, $26.0 million in residential mortgage loans were sold at a gain of $593 thousand, compared to $27.1 million in loans sold at a gain of $687 thousand during the prior year’s quarter. Our mortgage pipeline remains strong and we expect a good year in mortgage originations.

In addition to the increase in noninterest income related to gains on SBA and mortgage sales noted above, other notable items included:

•	Branch fee income declined in the quarterly and year-to-date periods due to lower levels of overdraft fees, partially offset by increased fees from commercial checking accounts.

•	Service and loan fee income declined in the quarterly and year-to-date periods due to reduced loan payoff fees.

•	Security gains totaled $81 thousand and $28 thousand for the quarters ended June 30, 2016 and 2015, respectively. Year-to-date, security gains were $175 thousand and $28 thousand.

Noninterest Expense

Noninterest expenses increased $76 thousand or 1.1% to $6.7 million for the quarter and $184 thousand or 1.4% for the six months ended June 30, 2016. The increases in both periods were due to higher compensation and employee benefit expenses such as medical insurance, retirement and 401(k) plan benefits and other expense items such as director fees and employee training and education expenses. These increases were partially offset by reduced occupancy expenses.

Financial Condition

At June 30, 2016, total assets were $1.1 billion, an increase of $43.5 million from year-end 2015:

•
Total loans increased $26.1 million or 2.9%, from year-end 2015 to $915.0 million at June 30, 2016. Commercial, consumer and residential mortgage loan portfolios increased $16.2 million, $7.2 million and $4.3 million, respectively.

•	Other assets increased due to the purchase of the Company’s Clinton, New Jersey headquarters for $4.12 million.

•
Total deposits increased $17.7 million or 2.0%, to $912.2 million at June 30, 2016. Noninterest-bearing demand deposits increased $24.8 million and savings deposits grew $16.7 million, while interest-bearing demand and time deposits declined $13.4 million and $10.4 million, respectively. The declines were due to reduced levels of municipal deposits from year-end and a roll-off of institutional certificates of deposit.

•
Borrowed funds increased $22.0 million to $114.0 million at June 30, 2016, due to increased overnight borrowings of $12.0 million compared to year-end 2015 and the addition of a $10.0 million Federal Home Loan Bank (FHLB) borrowing. Also, during the six month period, $10.0 million in FHLB borrowings at an average cost of 4.27% were extended to 2020 at an average rate of 2.10%.

•	Subordinated debentures decreased from year-end due to the repurchase of $5.0 million at a discount of $0.5475 per dollar.

•
Shareholders’ equity was $85.0 million at June 30, 2016, an increase of $6.5 million from year-end 2015, due to year-to-date net income less the dividends paid to shareholders and a decrease in accumulated other comprehensive income due to the fluctuation in interest rates.

•	Book value per common share was $10.01 as of June 30, 2016.

•
At June 30, 2016, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 8.52%, 9.70%, 10.85% and 12.11% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $8.2 million at June 30, 2016, or 0.90% of total loans and OREO, compared to $8.9 million or 0.99% of total loans and OREO at year-end 2015.

•	Nonperforming loans decreased 9.9% to $6.5 million at June 30, 2016 from year-end.

•	OREO increased $111 thousand to $1.7 million at June 30, 2016 from year-end.

•	The allowance for loan losses totaled $12.8 million at June 30, 2016, or 1.39% of total loans compared to $12.4 million and 1.51% at June 30, 2015.

•
Net charge-offs were $276 thousand for the three months ended June 30, 2016, compared to net recoveries of $223 thousand for the same period a year ago. Net charge-offs were $601 thousand for six months ended June 30, 2016, compared to $347 thousand for the same period a year ago.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.1 billion in assets and $912 million in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
NON-GAAP
June 30, 2016

				Jun 30, 2016 vs.
				Mar 31, 2016	Jun 30, 2015
(In thousands, except percentages and per share amounts)	Jun 30, 2016	Mar 31, 2016	Jun 30, 2015%		%
BALANCE SHEET DATA:
Total assets	$1,128,370	$1,120,955	$1,024,303	0.7%	10.2%
Total deposits	912,198	926,819	815,427	(1.6)	11.9
Total loans	915,043	886,990	821,696	3.2	11.4
Total securities	73,994	66,729	74,375	10.9	(0.5)
Total shareholders' equity	84,967	82,276	73,690	3.3	15.3
Allowance for loan losses	(12,758)	(12,634)	(12,404)	(1.0)	2.9

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes and gain on subordinated debenture	$4,448	$4,196	$3,610	6.0	23.2
Provision for income taxes	1,624	1,464	1,182	10.9	37.4
Net income before gain on subordinated debenture	$2,824	$2,732	$2,428	3.4	16.3
Gain on subordinated debenture, net of tax	—	1,473	—	NM	NM
Net income	$2,824	$4,205	$2,428	(32.8)	16.3

Net income before gain on subordinated debenture per:
Common share - basic	$0.33	$0.32	$0.29	3.1	13.8
Common share - diluted	$0.33	$0.31	$0.28	6.5	17.9

Net income per:
Common share - basic	$0.33	$0.50	$0.29	(34.0)	13.8
Common share - diluted	$0.33	$0.48	$0.28	(31.3)	17.9

Net income before gain on subordinated debenture ratios:
Return on average assets	1.03%	1.00%	1.01%	3.0	2.0
Return on average equity	13.59%	13.67%	13.35%	(0.6)	1.8
Efficiency ratio	58.53%	60.56%	64.99%	(3.4)	(9.9)

Net income ratios:
Return on average assets	1.03%	1.54%	1.01%	(33.1)	2.0
Return on average equity	13.59%	21.05%	13.35%	(35.4)	1.8
Efficiency ratio	58.53%	50.16%	64.99%	16.7	(9.9)

Net interest margin	3.61%	3.48%	3.70%	3.7	(2.4)

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes and gain on subordinated debenture	$8,643		$6,569		31.6
Provision for income taxes	3,087		2,202		40.2
Net income before gain on subordinated debenture	$5,556		$4,367		27.2
Gain on subordinated debenture, net of tax	1,473		—		NM
Net income	$7,029		$4,367		61.0

Net income before gain on subordinated debenture per:
Common share - basic	$0.66		$0.52		26.9
Common share - diluted	$0.65		$0.51		27.5

				Jun 30, 2016 vs.
				Mar 31, 2016		Jun 30, 2015
(In thousands, except percentages and per share amounts)	Jun 30, 2016	Mar 31, 2016	Jun 30, 2015%			%
Net income per:
Common share - basic	$0.83		$0.52			59.6
Common share - diluted	$0.82		$0.51			60.8

Net income before gain on subordinated debenture ratios:
Return on average assets	1.01%		0.92%			9.8
Return on average equity	13.63%		12.23%			11.4
Efficiency ratio	59.53%		66.12%			(10.0)

Net income ratios:
Return on average assets	1.28%		0.92%			39.1
Return on average equity	17.25%		12.23%			41.0
Efficiency ratio	54.06%		66.12%			(18.2)

Net interest margin	3.55%		3.67%			(3.3)

SHARE INFORMATION:
Market price per share	$12.71	$11.37	$9.79	11.8		29.8
Dividends paid	$0.04	$0.04	$0.03	—		0.3
Book value per common share	$10.01	$9.72	$8.75	3.0		14.4
Average diluted shares outstanding (QTD)	8,608	8,682	8,524	(0.9)		1.0

CAPITAL RATIOS:
Total equity to total assets	7.53%	7.34%	7.19%	2.6		4.7
Leverage ratio	8.52%	8.31%	9.09%	2.5		(6.3)
Common equity tier 1 risk-based capital ratio	9.70%	9.77%	9.39%	n/a		n/a
Tier 1 risk-based capital ratio	10.85%	10.97%	11.33%	(1.1)		(4.2)
Total risk-based capital ratio	12.11%	12.22%	12.59%	(0.9)		(3.8)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$8,243	$8,304	$11,102	(0.7)		(25.8)
QTD net chargeoffs (annualized) to QTD average loans	0.12%	0.15%	(0.11)%	(20.0)		209.1
Allowance for loan losses to total loans	1.39%	1.42%	1.51%	(2.1)		(7.9)
Nonperforming assets to total loans and OREO	0.90%	0.93%	1.35%	(3.2)		(33.3)
Nonperforming assets to total assets	0.73%	0.74%	1.08%	(1.4	) %	(32.4	) %

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
June 30, 2016

				Jun 30, 2016 vs.
				Dec 31, 2015		Jun 30, 2015
(In thousands, except percentages)	Jun 30, 2016	Dec 31, 2015	Jun 30, 2015%			%
ASSETS
Cash and due from banks	$20,169	$22,681	$28,240	(11.1	) %	(28.6	) %
Federal funds sold and interest-bearing deposits	75,908	65,476	62,202	15.9		22.0
Cash and cash equivalents	96,077	88,157	90,442	9.0		6.2
Securities:
Securities available for sale	45,266	52,865	55,766	(14.4)		(18.8)
Securities held to maturity	28,728	18,471	18,609	55.5		54.4
Total securities	73,994	71,336	74,375	3.7		(0.5)
Loans:
SBA loans held for sale	13,245	13,114	11,368	1.0		16.5
SBA loans held for investment	40,006	39,393	39,663	1.6		0.9
SBA 504 loans	27,038	29,353	29,125	(7.9)		(7.2)
Commercial loans	481,713	465,518	428,371	3.5		12.5
Residential mortgage loans	268,774	264,523	243,259	1.6		10.5
Consumer loans	84,267	77,057	69,910	9.4		20.5
Total loans	915,043	888,958	821,696	2.9		11.4
Allowance for loan losses	(12,758)	(12,759)	(12,404)	—		2.9
Net loans	902,285	876,199	809,292	3.0		11.5
Premises and equipment, net	20,397	15,171	15,385	34.4		32.6
Bank owned life insurance ("BOLI")	13,568	13,381	13,190	1.4		2.9
Deferred tax assets	6,223	5,968	5,928	4.3		5.0
Federal Home Loan Bank ("FHLB") stock	5,092	4,600	5,635	10.7		(9.6)
Accrued interest receivable	3,953	3,884	3,690	1.8		7.1
Other real estate owned ("OREO")	1,702	1,591	2,265	7.0		(24.9)
Goodwill and other intangibles	1,516	1,516	1,516	—		—
Other assets	3,563	3,063	2,585	16.3		37.8
Total assets	$1,128,370	$1,084,866	$1,024,303	4.0%		10.2%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$210,024	$185,267	$175,287	13.4%		19.8%
Interest-bearing demand	117,189	130,605	117,988	(10.3)		(0.7)
Savings	318,184	301,447	284,369	5.6		11.9
Time, under $100,000	144,394	134,468	113,846	7.4		26.8
Time, $100,000 and over, under $250,000	91,770	104,106	100,039	(11.8)		(8.3)
Time, $250,000 and over	30,637	38,600	23,898	(20.6)		28.2
Total deposits	912,198	894,493	815,427	2.0		11.9
Borrowed funds	114,000	92,000	115,000	23.9		(0.9)
Subordinated debentures	10,310	15,465	15,465	(33.3)		(33.3)
Accrued interest payable	368	461	418	(20.2)		(12.0)
Accrued expenses and other liabilities	6,527	3,977	4,303	64.1		51.7
Total liabilities	1,043,403	1,006,396	950,613	3.7		9.8
Shareholders' equity:
Common stock	59,844	59,371	59,067	0.8		1.3
Retained earnings	25,916	19,566	15,055	32.5		72.1
Accumulated other comprehensive (loss)	(793)	(467)	(432)	NM		NM
Total shareholders' equity	84,967	78,470	73,690	8.3		15.3
Total liabilities and shareholders' equity	$1,128,370	$1,084,866	$1,024,303	4.0%		10.2%

Issued and outstanding common shares	8,487	8,436	8,425

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
NON-GAAP
June 30, 2016

				Jun 30, 2016 vs.
	For the three months ended			Mar 31, 2016		Jun 30, 2015
(In thousands, except percentages and per share amounts)	Jun 30, 2016	Mar 31, 2016	Jun 30, 2015	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$41	$44	$6	$(3)	(6.8)%	$35	583.3%
FHLB stock	55	52	38	3	5.8	17	44.7
Securities:
Taxable	427	363	363	64	17.6	64	17.6
Tax-exempt	55	62	71	(7)	(11.3)	(16)	(22.5)
Total securities	482	425	434	57	13.4	48	11.1
Loans:
SBA loans	788	721	605	67	9.3	183	30.2
SBA 504 loans	344	385	369	(41)	(10.6)	(25)	(6.8)
Commercial loans	5,860	5,676	5,276	184	3.2	584	11.1
Residential mortgage loans	2,937	2,942	2,716	(5)	(0.2)	221	8.1
Consumer loans	980	931	774	49	5.3	206	26.6
Total loans	10,909	10,655	9,740	254	2.4	1,169	12.0
Total interest income	11,487	11,176	10,218	311	2.8	1,269	12.4
INTEREST EXPENSE
Interest-bearing demand deposits	124	137	103	(13)	(9.5)	21	20.4
Savings deposits	381	366	271	15	4.1	110	40.6
Time deposits	954	951	725	3	0.3	229	31.6
Borrowed funds and subordinated debentures	686	735	750	(49)	(6.7)	(64)	(8.5)
Total interest expense	2,145	2,189	1,849	(44)	(2.0)	296	16.0
Net interest income	9,342	8,987	8,369	355	4.0	973	11.6
Provision for loan losses	400	200	—	200	100.0	400	100.0
Net interest income after provision for loan losses	8,942	8,787	8,369	155	1.8	573	6.8
NONINTEREST INCOME
Branch fee income	286	333	373	(47)	(14.1)	(87)	(23.3)
Service and loan fee income	267	255	466	12	4.7	(199)	(42.7)
Gain on sale of SBA loans held for sale, net	637	308	—	329	106.8	637	100.0
Gain on sale of mortgage loans, net	593	715	687	(122)	(17.1)	(94)	(13.7)
BOLI income	93	94	95	(1)	(1.1)	(2)	(2.1)
Net security gains	81	94	28	(13)	(13.8)	53	189.3
Other income	277	217	244	60	27.6	33	13.5
Total noninterest income	2,234	2,016	1,893	218	10.8	341	18.0
NONINTEREST EXPENSE
Compensation and benefits	3,709	3,549	3,481	160	4.5	228	6.5
Occupancy	513	618	601	(105)	(17.0)	(88)	(14.6)
Processing and communications	600	598	614	2	0.3	(14)	(2.3)
Furniture and equipment	395	420	422	(25)	(6.0)	(27)	(6.4)
Professional services	239	255	242	(16)	(6.3)	(3)	(1.2)
Loan costs	59	198	160	(139)	(70.2)	(101)	(63.1)
OREO expenses	82	24	67	58	241.7	15	22.4
Deposit insurance	165	160	150	5	3.1	15	10.0
Advertising	303	241	343	62	25.7	(40)	(11.7)
Other expenses	663	544	572	119	21.9	91	15.9
Total noninterest expense	6,728	6,607	6,652	121	1.8	76	1.1
Income before provision for income taxes and gain on subordinated debenture	4,448	4,196	3,610	252	6.0	838	23.2
Provision for income taxes	1,624	1,464	1,182	160	10.9	442	37.4

				Jun 30, 2016 vs.
	For the three months ended			Mar 31, 2016		Jun 30, 2015
(In thousands, except percentages and per share amounts)	Jun 30, 2016	Mar 31, 2016	Jun 30, 2015	$	%	$	%
Net income before gain on subordinated debenture	$2,824	$2,732	$2,428	$92	3.4%	$396	16.3%
Gain on subordinated debenture, net of tax	—	1,473	—	(1,473)	NM	—	NM
Net income	$2,824	$4,205	$2,428	$(1,381)	(32.8)%	$396	16.3%

Effective tax rate	36.5%	34.9%	32.7%

Net income before gain on subordinated debenture per:
Common share - basic	$0.33	$0.32	$0.29
Common share - diluted	$0.33	$0.31	$0.28

Net income per:
Common share - basic	$0.33	$0.50	$0.29
Common share - diluted	$0.33	$0.48	$0.28

Weighted average common shares outstanding - Basic	8,471	8,459	8,425
Weighted average common shares outstanding - Diluted	8,608	8,682	8,524

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
NON-GAAP
June 30, 2016

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2016	2015	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$85	$16	$69	431.3%
FHLB stock	107	81	26	32.1
Securities:
Taxable	791	750	41	5.5
Tax-exempt	117	143	(26)	(18.2)
Total securities	908	893	15	1.7
Loans:
SBA loans	1,509	1,284	225	17.5
SBA 504 loans	729	715	14	2.0
Commercial loans	11,538	10,342	1,196	11.6
Residential mortgage loans	5,878	5,298	580	10.9
Consumer loans	1,911	1,473	438	29.7
Total loans	21,565	19,112	2,453	12.8
Total interest income	22,665	20,102	2,563	12.7
INTEREST EXPENSE
Interest-bearing demand deposits	261	209	52	24.9
Savings deposits	748	535	213	39.8
Time deposits	1,904	1,411	493	34.9
Borrowed funds and subordinated debentures	1,421	1,558	(137)	(8.8)
Total interest expense	4,334	3,713	621	16.7
Net interest income	18,331	16,389	1,942	11.8
Provision for loan losses	600	200	400	200.0
Net interest income after provision for loan losses	17,731	16,189	1,542	9.5
NONINTEREST INCOME
Branch fee income	619	719	(100)	(13.9)
Service and loan fee income	522	762	(240)	(31.5)
Gain on sale of SBA loans held for sale, net	945	363	582	160.3
Gain on sale of mortgage loans, net	1,308	1,031	277	26.9
BOLI income	187	189	(2)	(1.1)
Net security gains	175	28	147	525.0
Other income	494	442	52	11.8
Total noninterest income	4,250	3,534	716	20.3
NONINTEREST EXPENSE
Compensation and benefits	7,258	6,952	306	4.4
Occupancy	1,131	1,273	(142)	(11.2)
Processing and communications	1,198	1,210	(12)	(1.0)
Furniture and equipment	815	795	20	2.5
Professional services	494	478	16	3.3
Loan costs	257	382	(125)	(32.7)
OREO expenses	105	103	2	1.9
Deposit insurance	326	333	(7)	(2.1)
Advertising	544	525	19	3.6
Other expenses	1,210	1,103	107	9.7
Total noninterest expense	13,338	13,154	184	1.4
Income before provision for income taxes and gain on subordinated debenture	8,643	6,569	2,074	31.6
Provision for income taxes	3,087	2,202	885	40.2
Net income before gain on subordinated debenture	$5,556	$4,367	$1,189	$27.2
Gain on subordinated debenture, net of tax	1,473	—	1,473	100.0
Net income	$7,029	$4,367	$2,662	61.0%

	For the six months ended June 30,
(In thousands, except percentages and per share amounts)	2016	2015
Effective tax rate	35.6%	33.5%

Net income before gain on subordinated debenture per:
Common share - basic	0.66	0.52
Common share - diluted	0.65	0.51

Net income per:
Common share - basic	0.83	0.52
Common share - diluted	0.82	0.51

Weighted average common shares outstanding - Basic	8,465	8,421
Weighted average common shares outstanding - Diluted	8,597	8,519

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2016

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2016			March 31, 2016
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$62,652	$41	0.26%	$78,681	$44	0.22%
FHLB stock	4,904	55	4.51	4,549	52	4.60
Securities:
Taxable	62,561	427	2.75	59,152	363	2.47
Tax-exempt	8,177	83	4.08	9,548	94	3.96
Total securities (A)	70,738	510	2.90	68,700	457	2.68
Loans:
SBA loans	56,719	788	5.59	53,942	721	5.38
SBA 504 loans	27,273	344	5.07	29,232	385	5.30
Commercial loans	474,573	5,860	4.97	463,927	5,676	4.92
Residential mortgage loans	264,599	2,937	4.46	264,208	2,942	4.48
Consumer loans	82,295	980	4.79	78,328	931	4.78
Total loans (B)	905,459	10,909	4.85	889,637	10,655	4.82
Total interest-earning assets	$1,043,753	$11,515	4.44%	$1,041,567	$11,208	4.33%

Noninterest-earning assets:
Cash and due from banks	25,993			27,006
Allowance for loan losses	(12,850)			(12,926)
Other assets	49,250			45,486
Total noninterest-earning assets	62,393			59,566
Total assets	$1,106,146			$1,101,133

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$129,263	$124	0.39%	$131,339	$137	0.42%
Total savings deposits	310,329	381	0.49	310,251	366	0.47
Total time deposits	275,700	954	1.39	282,110	951	1.36
Total interest-bearing deposits	715,292	1,459	0.82	723,700	1,454	0.81
Borrowed funds and subordinated debentures	106,277	686	2.60	104,350	735	2.83
Total interest-bearing liabilities	$821,569	$2,145	1.05%	$828,050	$2,189	1.06%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	194,649			187,226
Other liabilities	6,370			5,528
Total noninterest-bearing liabilities	201,019			192,754
Total shareholders' equity	83,558			80,329
Total liabilities and shareholders' equity	$1,106,146			$1,101,133

Net interest spread		$9,370	3.39%		$9,019	3.27%
Tax-equivalent basis adjustment		(28)			(32)
Net interest income		$9,342			$8,987
Net interest margin			3.61%			3.48%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 35 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2016

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$62,652	$41	0.26%	$20,259	$6	0.12%
FHLB stock	4,904	55	4.51	3,720	38	4.10
Securities:
Taxable	62,561	427	2.75	63,834	363	2.28
Tax-exempt	8,177	83	4.08	11,803	105	3.57
Total securities (A)	70,738	510	2.90	75,637	468	2.48
Loans:
SBA loans	56,719	788	5.59	47,249	605	5.14
SBA 504 loans	27,273	344	5.07	29,539	369	5.01
Commercial loans	474,573	5,860	4.97	422,371	5,276	5.01
Residential mortgage loans	264,599	2,937	4.46	243,821	2,716	4.47
Consumer loans	82,295	980	4.79	67,353	774	4.61
Total loans (B)	905,459	10,909	4.85	810,333	9,740	4.82
Total interest-earning assets	$1,043,753	$11,515	4.44%	$909,949	$10,252	4.52%

Noninterest-earning assets:
Cash and due from banks	25,993			24,768
Allowance for loan losses	(12,850)			(12,430)
Other assets	49,250			43,596
Total noninterest-earning assets	62,393			55,934
Total assets	$1,106,146			$965,883

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$129,263	$124	0.39%	$123,663	$103	0.33%
Total savings deposits	310,329	381	0.49	287,911	271	0.38
Total time deposits	275,700	954	1.39	220,403	725	1.32
Total interest-bearing deposits	715,292	1,459	0.82	631,977	1,099	0.70
Borrowed funds and subordinated debentures	106,277	686	2.60	87,944	750	3.42
Total interest-bearing liabilities	$821,569	$2,145	1.05%	$719,921	$1,849	1.03%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	194,649			168,585
Other liabilities	6,370			4,413
Total noninterest-bearing liabilities	201,019			172,998
Total shareholders' equity	83,558			72,964
Total liabilities and shareholders' equity	$1,106,146			$965,883

Net interest spread		$9,370	3.39%		$8,403	3.49%
Tax-equivalent basis adjustment		(28)			(34)
Net interest income		$9,342			$8,369
Net interest margin			3.61%			3.70%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 35 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
June 30, 2016

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the six months ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$70,666	$85	0.24%	$28,722	$16	0.11%
FHLB stock	4,726	107	4.55	3,783	81	4.32
Securities:
Taxable	60,856	791	2.61	65,431	750	2.31
Tax-exempt	8,863	176	3.99	11,893	212	3.59
Total securities (A)	69,719	967	2.79	77,324	962	2.51
Loans:
SBA loans	55,331	1,509	5.48	47,824	1,284	5.41
SBA 504 loans	28,253	729	5.19	31,457	715	4.58
Commercial loans	469,248	11,538	4.94	414,278	10,342	5.03
Residential mortgage loans	264,403	5,878	4.47	235,022	5,298	4.55
Consumer loans	80,312	1,911	4.79	64,868	1,473	4.58
Total loans (B)	897,547	21,565	4.83	793,449	19,112	4.86
Total interest-earning assets	$1,042,658	$22,724	4.38%	$903,278	$20,171	4.50%

Noninterest-earning assets:
Cash and due from banks	26,500			27,324
Allowance for loan losses	(12,888)			(12,565)
Other assets	47,369			43,403
Total noninterest-earning assets	60,981			58,162
Total assets	$1,103,639			$961,440

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$130,301	$261	0.40%	$125,120	$209	0.34%
Total savings deposits	310,290	748	0.48	288,953	535	0.37
Total time deposits	278,904	1,904	1.37	215,939	1,411	1.32
Total interest-bearing deposits	719,495	2,913	0.81	630,012	2,155	0.69
Borrowed funds and subordinated debentures	105,314	1,421	2.71	89,916	1,558	3.49
Total interest-bearing liabilities	$824,809	$4,334	1.05%	$719,928	$3,713	1.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	190,938			165,176
Other liabilities	5,948			4,359
Total noninterest-bearing liabilities	196,886			169,535
Total shareholders' equity	81,944			71,977
Total liabilities and shareholders' equity	$1,103,639			$961,440

Net interest spread		$18,390	3.33%		$16,458	3.46%
Tax-equivalent basis adjustment		(59)			(69)
Net interest income		$18,331			$16,389
Net interest margin			3.55%			3.67%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 35 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
June 30, 2016

Amounts in thousands, except percentages	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$12,634	$12,759	$12,421	$12,404	$12,181
Provision for loan losses charged to expense	400	200	100	200	—
	13,034	12,959	12,521	12,604	12,181
Less: Chargeoffs
SBA loans	142	86	151	86	6
SBA 504 loans	—	—	—	—	—
Commercial loans	152	228	52	10	147
Residential mortgage loans	—	—	—	50	—
Consumer loans	—	28	41	52	7
Total chargeoffs	294	342	244	198	160
Add: Recoveries
SBA loans	4	11	6	10	2
SBA 504 loans	—	—	—	—	—
Commercial loans	13	6	476	5	370
Residential mortgage loans	—	—	—	—	10
Consumer loans	1	—	—	—	1
Total recoveries	18	17	482	15	383
Net chargeoffs (recoveries)	276	325	(238)	183	(223)
Balance, end of period	$12,758	$12,634	$12,759	$12,421	$12,404

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$6,541	$6,887	$7,260	$10,742	$8,837
Other real estate owned ("OREO")	1,702	1,417	1,591	1,759	2,265
Nonperforming assets	8,243	8,304	8,851	12,501	11,102
Less: Amount guaranteed by SBA	134	243	288	225	267
Net nonperforming assets	$8,109	$8,061	$8,563	$12,276	$10,835

Loans 90 days past due & still accruing	$485	$—	$—	$272	$273

Performing Troubled Debt Restructurings (TDRs)	$772	$844	$3,015	$3,268	$3,360
(1) Nonperforming TDRs included in nonperforming loans	161	293	293	2,808	2,843
Total TDRs	$933	$1,137	$3,308	$6,076	$6,203

Allowance for loan losses to:
Total loans at quarter end	1.39%	1.42%	1.44%	1.45%	1.51%
Nonperforming loans (1)	195.05	183.45	175.74	115.63	140.36
Nonperforming assets	154.77	152.14	144.15	99.36	111.73
Net nonperforming assets	157.33	156.73	149.00	101.18	114.48

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.98%	0.56%	1.05%	0.57%	0.03%
SBA 504 loans	—	—	—	—	—
Commercial loans	0.12	0.19	(0.37)	—	(0.21)
Residential mortgage loans	—	—	—	0.08	(0.02)
Consumer loans	—	0.14	0.21	0.28	0.04
Total loans	0.12%	0.15%	(0.11)%	0.09%	(0.11)%

Nonperforming loans to total loans	0.71%	0.78%	0.82%	1.26%	1.08%
Nonperforming loans and TDRs to total loans	0.80	0.87	1.16	1.64	1.48
Nonperforming assets to total loans and OREO	0.90	0.93	0.99	1.46	1.35
Nonperforming assets to total assets	0.73	0.74	0.82	1.19	1.08

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
NON-GAAP
June 30, 2016

(In thousands, except percentages and per share amounts)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
SUMMARY OF INCOME:
Total interest income	$11,487	$11,176	$10,995	$10,554	$10,218
Total interest expense	2,145	2,189	2,015	1,932	1,849
Net interest income	9,342	8,987	8,980	8,622	8,369
Provision for loan losses	400	200	100	200	—
Net interest income after provision for loan losses	8,942	8,787	8,880	8,422	8,369
Total noninterest income	2,234	2,016	1,920	2,275	1,893
Total noninterest expense	6,728	6,607	6,846	6,852	6,652
Income before provision for income taxes and gain on subordinated debenture	4,448	4,196	3,954	3,845	3,610
Provision for income taxes	1,624	1,464	1,315	1,294	1,182
Net income before gain on subordinated debenture	$2,824	$2,732	$2,639	$2,551	$2,428
Gain on subordinated debenture, net of tax	—	1,473	—	—	—
Net income	$2,824	$4,205	$2,639	$2,551	$2,428

Net income per common share - Basic	$0.33	$0.50	$0.31	$0.30	$0.29
Net income per common share - Diluted	$0.33	$0.48	$0.31	$0.30	$0.28

COMMON SHARE DATA:
Market price per share	$12.71	$11.37	$12.47	$9.77	$9.79
Dividends paid	$0.04	$0.04	$0.04	$0.04	$0.03
Book value per common share	$10.01	$9.72	$9.30	$9.02	$8.75
Weighted average common shares outstanding - Basic	8,471	8,459	8,430	8,427	8,425
Weighted average common shares outstanding - Diluted	8,608	8,682	8,547	8,536	8,524
Issued and outstanding common shares	8,487	8,468	8,436	8,429	8,425

OPERATING RATIOS (Annualized):
Return on average assets	1.03%	1.54%	1.00%	1.00%	1.01%
Return on average equity	13.59	21.05	13.59	13.54	13.35
Efficiency ratio	58.53	50.16	62.81	62.88	64.99

BALANCE SHEET DATA:
Total assets	1,128,370	1,120,955	1,084,866	1,052,711	1,024,303
Total deposits	912,198	926,819	894,493	866,247	815,427
Total loans	915,043	886,990	888,958	855,560	821,696
Total securities	73,994	66,729	71,336	71,492	74,375
Total shareholders' equity	84,967	82,276	78,470	76,065	73,690
Allowance for loan losses	(12,758)	(12,634)	(12,759)	(12,421)	(12,404)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.44%	4.33%	4.40%	4.41%	4.52%
Interest-bearing liabilities	1.05	1.06	1.02	1.01	1.03
Net interest spread	3.39	3.27	3.38	3.40	3.49
Net interest margin	3.61	3.48	3.60	3.60	3.70

CREDIT QUALITY:
Nonperforming assets	8,243	8,304	8,851	12,501	11,102
QTD net chargeoffs (annualized) to QTD average loans	0.12%	0.15%	(0.11)%	0.09%	(0.11)%
Allowance for loan losses to total loans	1.39	1.42	1.44	1.45	1.51
Nonperforming assets to total loans and OREO	0.90	0.93	0.99	1.46	1.35
Nonperforming assets to total assets	0.73	0.74	0.82	1.19	1.08

(In thousands, except percentages and per share amounts)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
CAPITAL RATIOS AND OTHER:
Total equity to total assets	7.53	7.34	7.23	7.23	7.19
Leverage ratio	8.52	8.31	8.82	8.92	9.09
Common equity tier 1 risk-based capital ratio	9.70	9.77	9.37	9.37	9.39
Tier 1 risk-based capital ratio	10.85	10.97	11.18	11.25	11.33
Total risk-based capital ratio	12.11	12.22	12.43	12.50	12.59
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	172	164	162	163	177